UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 2010
CMSF CORP. (Exact name of registrant as specified in its charter)
California (State or other jurisdiction of incorporation)	1-12312 (Commission File Number)	95-3880130 (IRS Employer Identification No.)
980 Enchanted Way, Suite 201 A/B, Simi Valley, California 93065 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (805) 290-4977
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03.      Material Modification to Rights of Security Holders.

On May 24, 2010, CMSF Corp., a California corporation (“CMSF-California”) and its newly formed, wholly owned subsidiary, CMSF Corp., a Delaware corporation (“CMSF-Delaware”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which CMSF-California merged with and into CMSF-Delaware, with CMSF-Delaware being the surviving entity (the “Reincorporation Merger”).  The closing of the Reincorporation Merger took place immediately upon satisfaction by CMSF-Delaware of all requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pertaining to the Reincorporation Merger (the “Effective Time” of the Reincorporation Merger).  As a result of the Reincorporation Merger, the legal domicile of the surviving corporation is Delaware.

As a result of the Reincorporation Merger, each outstanding share of CMSF-California Common Stock, no par value per share, has been automatically converted into one share of CMSF-Delaware Common Stock, par value $0.000001.  Each outstanding certificate representing CMSF-California Common Stock is deemed, without any action by the shareholder, to represent the same number of shares of CMSF-Delaware Common Stock.  Shareholders do not need to exchange their stock certificates as a result of the Reincorporation Merger.

Prior to the effective date of the Reincorporation Merger, CMSF-California’s corporate affairs were governed by the corporate laws of California.  The rights of its shareholders were subject to its Amended and Restated Articles of Incorporation as amended, and its Restated Bylaws.  As a result of the Reincorporation Merger, holders of CMSF-California Common Stock are now holders of CMSF-Delaware Common Stock, and their rights as holders are governed by the Delaware General Corporation Law, the CMSF-Delaware Certificate of Incorporation, and the CMSF-Delaware Bylaws.

A description of the general effect of the Reincorporation Merger upon the rights of the holders of the Registrant’s Common Stock is set forth under the heading “Comparison Between the Corporation Laws of California and Delaware” on pages 6–11 of the Registrant’s Schedule 14C Information Statement, which was filed with the Securities and Exchange Commission on May 27, 2010.  Such description is incorporated into this Item 3.03 by this reference.

Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
3.01	Certificate of Incorporation of CMSF Corp., a Delaware corporation.
3.02	Bylaws of CMSF Corp., a Delaware corporation, adopted March 25, 2010.
10.1
Agreement and Plan of Merger, dated May 24, 2010, by and between CMSF Corp., a California corporation, and CMSF Corp., a Delaware corporation, filed as Exhibit 10.1 to the Registrant’s Form 8-K filed May 27, 2010.

                                                                                                                                                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                               CMSF CORP.

                Date: June 17, 2010                                                                                                             /s/ Stephen Crosson
                                                           Stephen Crosson, Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit
3.01	Certificate of Incorporation of CMSF Corp., a Delaware corporation.
3.02	Bylaws of CMSF Corp., a Delaware corporation, adopted March 25, 2010.